UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 29, 2007

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200
Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 29, 2007, Spirit Master Funding, LLC, Spirit Master Funding II, LLC and Spirit Master Funding III, LLC (collectively, the “Issuers”), subsidiaries of the Registrant, entered into the Series 2007-1 Indenture Supplement, among the Issuers and Citibank, N.A. (the “Supplement”), supplementing the Amended and Restated Master Indenture between Spirit Master Funding, LLC and Citibank, N.A., dated as of March 17, 2006 (the “Indenture”).  The Issuers issued $350,300,000 of their Net-Lease Mortgage Notes, Series 2007-1 (the “Notes”) under the Indenture and the Supplement.  The Supplement is attached to this report as Exhibit 4.1.  The Notes consist of one class designated as the Class A Notes.  The Notes have an aggregate initial principal balance of $350,300,000, will amortize monthly and will accrue interest at an annual rate of 5.74%.  The Class A Notes are rated “AAA” by Standard & Poor’s Ratings Services and “Aaa” by Moody’s Investors Service, Inc. and will mature in March 2022.  The Notes may be prepaid by the Issuers at any time, subject to a make whole prepayment premium.  The timely payment of scheduled interest and ultimate payment of principal on the Notes are guaranteed under an insurance policy issued by Ambac Assurance Corporation.

The Notes are secured by a pool of collateral (the “Collateral Pool”) which includes, among other things, fee title to 695 commercial real estate properties, 107 monthly pay commercial mortgage loans and eight commercial equipment loans.  The Collateral Pool also secures the Net-Lease Mortgage Notes, Series 2005-1 issued by Spirit Master Funding, LLC on July 26, 2005 and the Net-Lease Mortgage Notes, Series 2006-1 issued by Spirit Master Funding, LLC and Spirit Master Funding II, LLC on March 17, 2006.  The Indenture and the Supplement together include customary events of default including the acceleration of principal due on the Notes in the event of nonpayment.

The foregoing description of the Notes is qualified in its entirety by reference to the Supplement, which is filed herewith as Exhibit 4.1 and incorporated in this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

4.1                                 Series 2007-1 Indenture Supplement dated as of March 29, 2007, among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: April 4, 2007	By:	/s/ Catherine Long
Catherine Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series 2007-1 Indenture Supplement dated as of March 29, 2007, among Spirit Master Funding, LLC, Spirit Master Funding II, LLC, Spirit Master Funding III, LLC and Citibank, N.A., as indenture trustee.